SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No. )

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CACI INTERNATIONAL INC.
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(Name of Registrant as Specified In Its Charter)

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CACI INTERNATIONAL INC ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

CACI International Inc 1100 N. GLEBE RD. ARLINGTON, VA 22201

Shareholder Meeting to be held on 11/19/08
Proxy Materials Available
Notice and Proxy Statement Form 10-K Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 11/5/08.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET     -  www.proxyvote.com
2) BY TELEPHONE -  1-800-579-1639
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 See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	ANNUAL
Meeting Date:	11/19/08
Meeting Time:	9:30 AM EST
For holders as of:	09/22/08

Meeting Location:
Sheraton Premiere
8661 Leesburg Pike
Vienna, VA 22182

Meeting Directions:
For Meeting Directions Please Call:
703-841-7934

How To Vote
Vote In Person

Should you choose to vote these shares in person at the meeting, you must request a "proxy card" and paper copy of the materials. To request a "proxy card" and paper copy of the materials, please follow the instructions at www.proxyvote.com.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
The Board of Directors recommends a vote FOR all proposals.

1.	Election of Directors

Nominees for election to the Company's Board of Directors:

	01) Dan R. Bannister 02) Paul M. Cofoni 03) Gregory G. Johnson 04) Richard L. Leatherwood 05) J. Phillip London	06) Michael J. Mancuso 07) James L. Pavitt 08) Warren R. Phillips 09) Charles P. Revoile

2.	Approval of amendments to the Company's 2006 Stock Incentive Plan.

3.	Approval of adjournment of the meeting, if necessary, to permit further solicitation of proxies.

4.	Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year 2009.